                                 SCHEDULE 14A
                                (RULE 14A-101)


                   INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                                 AMRESCO, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 18, 1998

                               ------------------

TO THE STOCKHOLDERS OF AMRESCO, INC.

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of AMRESCO, INC. (the "Company") will be held on the 17th floor of the North Tower of the Plaza of the Americas, 700 North Pearl Street, Dallas, Texas, on Monday, May 18, 1998, at 10:00 a.m., Central Time, for considering and acting upon:

         1.      The election of three (3) directors for a three-year term;

         2. The appointment of Deloitte & Touche LLP as the Company's independent public accountants for the year 1998; and

         3. To transact such other business as may properly come before the Annual Meeting.

         Only stockholders of record at the close of business on March 23, 1998 will be entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. For a period of at least ten (10) days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholder during ordinary business hours at the offices of the Company, 700 North Pearl Street, Suite 2400, Dallas, Texas 75201.

         Information concerning the matters to be acted upon at the Annual Meeting is set forth in the accompanying Proxy Statement.

         A proxy card is enclosed in the envelope in which these materials were mailed to you. Please fill in, date and sign the proxy card and return it promptly in the enclosed postage-paid return envelope. If you attend the Annual Meeting, you may, if you wish, withdraw your proxy and vote in person.

         A copy of the Annual Report to Stockholders for the fiscal year ended December 31, 1997 is enclosed.


                                        By Order of the Board of Directors

                                        /s/  L. KEITH BLACKWELL

                                        L. Keith Blackwell
                                        Senior Vice President, General Counsel
                                        and Secretary

Dallas, Texas
April 17, 1998

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY SO THAT YOUR VOTE MAY BE RECORDED AT THE ANNUAL MEETING IF YOU DO NOT ATTEND PERSONALLY.

                                 AMRESCO, INC.
                                PROXY STATEMENT

                                  -----------

                                  INTRODUCTION

         This Proxy Statement is furnished to stockholders of AMRESCO, INC., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Stockholders to be held at 10:00 a.m., Central Time, on May 18, 1998, on the 17th floor of the North Tower of the Plaza of the Americas, 700 North Pearl Street, Dallas, Texas (the "Annual Meeting"), and at any adjournment(s) thereof. The Annual Meeting is being held for the purpose of considering and acting upon:

         (1)     The election of three (3) directors for a three-year term;

         (2) The appointment of Deloitte & Touche LLP as the Company's independent public accountants for the year 1997; and

         (3) To transact such other business as may properly come before the Annual Meeting.

         The date of this Proxy Statement is April 17, 1998. This Proxy Statement is first being mailed to the Company's stockholders on or about such date.

         The Company's principal offices are located at 700 North Pearl Street, Suite 2400, Dallas, Texas 75201. Its telephone number is (214) 953-7700.


VOTING AT THE MEETING

         Only holders of record of the Company's common stock, par value $.05 per share (the "Common Stock"), outstanding at the close of business on March 23, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment(s) thereof. As of the close of business on the Record Date, 42,763,934 shares of Common Stock were outstanding and entitled to vote at the Annual Meeting. Unless otherwise indicated, all references herein to percentages of outstanding shares of Common Stock are based on such number of shares outstanding. Each share of Common Stock is entitled to one (1) vote.

         The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted in determining whether a quorum is present.

         The three (3) nominees for director listed herein shall be elected by a plurality of the votes of the shares of Common Stock present, in person or represented by proxy, at the Annual Meeting. Votes may be cast in favor or withheld with respect to such proposal. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting will be required to approve the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the year 1998 and any other proposals that properly come before the Annual Meeting. Abstentions and broker non-votes will have no effect (other than for quorum purposes) on the election of the nominees for director. Abstentions on any other proposal will have the same effect as a vote against such proposal; however, a broker non-vote with respect to any such proposal will have no effect. An automated system administered by the Company's transfer agent will tabulate the votes cast.

         All shares of Common Stock represented by properly executed and unrevoked proxies will be voted at the Annual Meeting in accordance with the direction on the proxies. If no direction is indicated, the shares will be voted "for" (i) the election of the three (3) persons named under "Election of Directors" as the Class II directors of the Company; (ii) the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the year 1998; and (iii) at the discretion of the proxy holders with regard to any other matter that may properly come before the Annual Meeting. The Company does not know of any matters, other than those described in the Notice of Annual Meeting of Stockholders, which will come before the Annual Meeting.

         A stockholder of the Company who executes and returns a proxy has the power to revoke it at any time before it is voted. A stockholder who wishes to revoke a proxy can do so by (i) executing a later dated proxy relating to the same shares and by delivering it to the Secretary of the Company prior to the vote at the Annual Meeting, (ii) giving written notice of the revocation to the Secretary of the Company prior to the vote at the Annual Meeting or (iii) appearing in person at the Annual Meeting and voting in person the shares to which the proxy relates. All written notices of revocation and other communications relating to the revocation of proxies should be addressed as follows: AMRESCO, INC., 700 North Pearl Street, Suite 2400, Dallas, Texas 75201, Attention: Secretary.


PROXY SOLICITATION EXPENSES

         The Company will bear the cost of soliciting its proxies, including the expenses of distributing its proxy materials. In addition to the use of the mail, proxies may be solicited by personal interview, telephone or telegram by directors, officers, employees and agents of the Company who will receive no additional compensation for doing so. The Company will reimburse brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to the beneficial owners of the Common Stock held by them as stockholders of record.


                       PROPOSAL I--ELECTION OF DIRECTORS

INFORMATION CONCERNING DIRECTORS

         At the Annual Meeting, stockholders will be asked to elect three (3) Class II directors to serve as members of the Company's Board of Directors for terms of three (3) years or until their successors are duly elected and qualified. The Board of Directors recommends that the three (3) nominees named as Class II Directors below (Messrs. Cotton and Wahlen and Ms. Jorgensen) be elected to serve as Class II directors. Each of the Class II nominees will serve as a director for a three (3) year term ending at the annual meeting of stockholders for 2001, or until his successor has been duly elected and qualified. The persons named in the proxy intend to vote the proxies for the election of the Class II nominees named below. If any nominee refuses or becomes unable to serve as a director (which is not anticipated), the persons named as proxies reserve full discretion to vote for such other person as may be nominated.

         The following table sets forth certain information, as of March 31, 1998, concerning each nominee for election as a Class II director and each other director. All positions and offices with the Company and principal positions with the Company's subsidiaries held by each such person are also indicated. There are no family relationships between any of the directors, nor between any of them and any executive officers of the Company. For information concerning the directors' ownership of Common Stock, see "OWNERSHIP OF SECURITIES."

         The Class I and Class III directors are not being elected at this time. Their terms will expire at the annual meeting of stockholders held in the year indicated below.

                                                                                               YEAR
                                 POSITIONS WITH THE COMPANY AND PRINCIPAL        DIRECTOR      TERM      BOARD
         NAME (AGE)              OCCUPATION DURING THE PAST FIVE (5) YEARS         SINCE     EXPIRES     COMM.
         ----------              -----------------------------------------         -----     -------     -----
                                            CLASS II DIRECTORS

  James P. Cotton, Jr.       Mr. Cotton serves as a director of the  Company.      1993        1998     (1) (2)
            (59)             Mr. Cotton previously served as Chairman of  the
                             Board of  BEI Holdings,  Ltd. (1986  to December
                             1993). Mr.  Cotton  also serves  as Chairman  of
                             the Board and  Chief Executive  Officer of  USBA
                             Holdings,  Ltd.,  a  provider  of  products  and
                             services   to   financial  institutions   (since
                             1990).

  Edwin A. Wahlen, Jr.       Mr. Wahlen serves as  a director of the Company.      1996        1998     (1) (3)
            (49)             Mr.  Wahlen also holds  the following positions:
                             Founder and Managing  Director of Cravey,  Green
                             &  Wahlen Incorporated,  a private  risk capital
                             investment  firm  (since 1985),  its  investment
                             management  affiliate, CGW  Southeast Management
                             Company  (since 1991)  and  its affiliates,  CGW
                             Southeast I, Inc.  (the general  partner of  CGW
                             Southeast  Partners I,  L.P.) and  CGW Southeast
                             II, Inc. (the general  partner of CGW  Southeast
                             Partners  II, L.P.)  (since 1991);  and Director
                             of  Cameron  Ashley Building  Products,  Inc., a
                             national distributor  of home  building products
                             (since 1996).

 Amy J. Jorgensen            Ms.  Jorgensen  serves  as  a  director  of  the      1995        1998     (2) (4)
            (44)             Company. Ms. Jorgensen  also serves as  Managing
                             Director of  Greenbriar  Associates  LLC,  which
                             provides   advice   and  executes   transactions
                             relating  to  real estate  assets  and companies
                             (since  1995);  Ms. Jorgensen  previously served
                             as   President  of  the   Jorgensen  Company,  a
                             consultant  for real estate strategy and finance
                             (April 1992 to September 1995).

                                                                                               YEAR
                                 POSITIONS WITH THE COMPANY AND PRINCIPAL        DIRECTOR      TERM      BOARD
         NAME (AGE)              OCCUPATION DURING THE PAST FIVE (5) YEARS         SINCE     EXPIRES     COMM.
         ----------              -----------------------------------------         -----     -------     -----
                                          CLASS I DIRECTORS
  Robert L. Adair III        Mr. Adair  serves as  a director,  President and      1993        2000
            (54)             Chief  Operating Officer  (since  December 1993)
                             of the Company.  Mr. Adair previously  served as
                             Executive  Vice President  and  director of  BEI
                             Holdings, Ltd. (1989 to December 1993).


  Sidney E. Harris           Mr. Harris serves as a director of the  Company.      1998        2000
            (48)             Mr.   Harris  is   Dean,  College   of  Business
                             Administration,  at   Georgia  State  University
                             (since  July 1997). Mr. Harris previously served
                             as Dean  of the  Drucker Center  (September 1991
                             to June 1996) and Professor of Management  (July
                             1987 to June  1997) at the  Drucker Center.  Mr.
                             Harris   also  holds  the  following  positions:
                             Director of  The  ServiceMaster  Company  (since
                             December   1994);   Director   of   Transamerica
                             Investors,  Inc.,  a subsidiary  of Transamerica
                             Corporation  (since August 1995);  Member of the
                             Board of  Governors  of  the  Peter  F.  Drucker
                             Foundation for  Nonprofit Management (since  May
                             1991); and Member  of the Board  of Trustees  of
                             Menlo College  in  Atherton,  California  (since
                             July 1994).


  Bruce W. Schnitzer         Mr.  Schnitzer  serves  as  a  director  of  the      1993        2000     (2) (4)
            (53)             Company.  Mr.  Schnitzer  previously  served  as
                             Vice  Chairman  of the  Board  of  BEI Holdings,
                             Ltd.  (1986  to  December  1993).  Mr. Schnitzer
                             also serves as Chairman  of Wand Partners  Inc.,
                             an  investment  advisory  company (since  1987);
                             Director  of  Penncorp  Financial   Group,  Inc.
                             (since   1990);   Director   of   Chartwell   Re
                             Corporation (since  1992); Director  of  Nestor,
                             Inc. (since 1994);  and Chairman  of New  London
                             Capital PLC (since 1993).

                                                                                               YEAR
                                 POSITIONS WITH THE COMPANY AND PRINCIPAL        DIRECTOR      TERM      BOARD
         NAME (AGE)              OCCUPATION DURING THE PAST FIVE (5) YEARS         SINCE     EXPIRES     COMM.
         ----------              -----------------------------------------         -----     -------     -----
                                         CLASS III DIRECTORS
  Richard L. Cravey          Mr. Cravey serves as  a director of the Company.      1993        1999     (1) (3)
            (53)             Mr.  Cravey previously  served in  the following
                             positions:  Chairman  of  the  Board  and  Chief
                             Executive Officer of  the Company (December 1993
                             to  May  1994)  and  Chairman of  the  Board  of
                             AMRESCO  Holdings, Inc. (1992 to December 1993).
                             Mr. Cravey  also holds the  following positions:
                             Founder  and Managing Director  of Cravey, Green
                             &  Wahlen Incorporated,  a private  risk capital
                             investment  firm  (since 1985),  its  investment
                             management  affiliate, CGW  Southeast Management
                             Company  (since  1991) and  its  affiliates, CGW
                             Southeast I,  Inc. (the  general partner  of CGW
                             Southeast  Partners I,  L.P.) and  CGW Southeast
                             II, Inc.  (the general partner  of CGW Southeast
                             Partners  II, L.P.)  (since 1991);  and Director
                             of Cameron  Ashley  Building Products,  Inc.,  a
                             national distributor  of home  building products
                             (since 1994).

 Gerald E. Eickhoff          Mr.  Eickhoff  serves   as  a  director  of  the      1993        1999     (1) (3)
            (51)             Company.   Mr.  Eickhoff   also  is   a  private
                             investor  (since  December 1993).  He previously
                             served as  President,  Chief  Executive  Officer
                             and director  of  BEI Holdings,  Ltd.  (1986  to
                             December 1993).

  Robert H. Lutz, Jr.        Mr.  Lutz serves  as Chairman  of the  Board and      1994        1999       (1)
            (48)             Chief  Executive Officer  of the  Company (since
                             May   1994).  Mr.  Lutz   previously  served  as
                             President  of Allegiance  Realty, a  real estate
                             management company (November  1991 to May 1994).
                             Mr.  Lutz is  also a  director of  Bristol Hotel
                             Company (since 1995).

-----------------

(1)   Member of the Executive Committee
(2)   Member of the Audit Committee
(3)   Member of the Compensation Committee
(4)   Member of the Stock Option and Bonus Committee

BOARD OF DIRECTORS AND STANDING COMMITTEES

         The business of the Company is managed under the direction of the Board of Directors. The Board of Directors meets on a regularly scheduled basis during its fiscal year to review significant developments affecting the Company and to act upon matters requiring Board approval. It holds special meetings when an important matter requires Board action between scheduled meetings. The Board of Directors held five (5) meetings during 1997. All directors attended at least 75% of the total number of meetings of the Board and committees on which they served.

         The Board of Directors has an Executive Committee, an Audit Committee, a Compensation Committee and a Stock Option and Bonus Committee. Members of these committees generally are elected annually at the regular meeting of the Board of Directors immediately following the Annual Meeting.

         The Executive Committee consists of Messrs. Cotton, Cravey (Chairman), Eickhoff, Lutz and Wahlen. Subject to certain limitations specified by the Company's Bylaws and the Delaware General Corporation Law, the Executive Committee is authorized to exercise the powers of the Board of Directors when the Board is not in session. The Executive Committee held four (4) meetings during 1997.

         The Audit Committee consists of Ms. Jorgensen and Messrs. Cotton and Schnitzer (Chairman). The Audit Committee held two (2) meetings during 1997. The functions of the Audit Committee include recommending to the Board of Directors which firm of independent public accountants should be engaged by the Company to perform the annual audit, consulting with the Company's independent public accountants with regard to the audit plan, reviewing the presentation of the Company's financial statements, reviewing and considering the observations of the independent public accountants concerning internal control and accounting matters during their annual audit, approving certain other types of professional services rendered by the independent public accountants and considering the possible effects of such services on the independence of such public accountants.

         The Compensation Committee consists of Messrs. Cravey, Eickhoff and Wahlen. This committee held two (2) meetings during 1997. The functions of the Compensation Committee include making recommendations to the Board regarding compensation for executive officers of the Company and its subsidiaries.

         The Stock Option and Bonus Committee consists of Ms. Jorgensen (Chairperson) and Mr. Schnitzer. This committee held one (1) meeting during 1997. The function of the Stock Option and Bonus Committee is to determine, subject to the restrictions set forth in the stock option and award plans, the individuals to whom awards and options will be granted and the terms of such awards and options.

         The Company does not have a nominating or other standing committee. The functions customarily attributable to a nominating committee are performed by the Board of Directors as a whole.

                            OWNERSHIP OF SECURITIES

         The following table sets forth certain information as of March 31, 1998 regarding the Common Stock owned by: (i) each person who is known by management to be the beneficial owner of more than 5% of the Common Stock as of such date; (ii) the Company's directors; (iii) the Company's Chief Executive Officer and each of the Company's four (4) other most highly compensated executive officers for fiscal 1997; and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated, all shares shown in the table below are held with sole voting and investment power.

                                                                           AMOUNT AND
                                                                           NATURE OF
                                                                           BENEFICIAL      PERCENT OF
 NAME OF BENEFICIAL OWNER                                                  OWNERSHIP         CLASS
 ------------------------------------------------------------------        ----------      ----------
 Dresdner RCM Global Investors LLC (1)
    Four Embarcadero Center
    San Francisco, California 94111  . . . . . . . . . . . . . . .        3,174,500           7.4
 Robert L. Adair III . . . . . . . . . . . . . . . . . . . . . . .          371,538 (2)        *
 James P. Cotton, Jr.  . . . . . . . . . . . . . . . . . . . . . .          386,636 (3)        *
 Richard L. Cravey . . . . . . . . . . . . . . . . . . . . . . . .          782,084 (4)       1.8
 Gerald E. Eickhoff  . . . . . . . . . . . . . . . . . . . . . . .           21,000 (5)        *
 Sidney E. Harris  . . . . . . . . . . . . . . . . . . . . . . . .            3,000 (6)        *
 Amy J. Jorgensen  . . . . . . . . . . . . . . . . . . . . . . . .           13,000 (7)        *
 Robert H. Lutz, Jr. . . . . . . . . . . . . . . . . . . . . . . .          369,205 (8)        *
 Bruce W. Schnitzer  . . . . . . . . . . . . . . . . . . . . . . .          129,000 (9)        *
 Edwin A. Wahlen, Jr.  . . . . . . . . . . . . . . . . . . . . . .          746,584(10)       1.7
 Barry L. Edwards  . . . . . . . . . . . . . . . . . . . . . . . .          284,546(11)        *

 Harold E. Holliday, Jr. . . . . . . . . . . . . . . . . . . . . .           74,898(12)        *
 Randolph E. Brown . . . . . . . . . . . . . . . . . . . . . . . .           87,139(13)        *
 Scott J. Reading  . . . . . . . . . . . . . . . . . . . . . . . .          113,722(14)        *
 Douglas R. Urquhart . . . . . . . . . . . . . . . . . . . . . . .          361,143(15)        *
 All executive officers and directors as a group
   (a total of 15 persons) . . . . . . . . . . . . . . . . . . . .        3,832,020(16)       8.7

-----------------

*     Less than 1%

(1) Information included herein with respect to Dresdner RCM Global Investors LLC is based solely on information obtained from a securities ownership report prepared and filed with the Securities and Exchange Commission by such stockholder.

(2) Includes options which were exercisable within sixty (60) days to purchase 55,000 shares and 48,809 restricted shares with respect to which he has voting rights.

(3) Includes options which were exercisable within sixty (60) days to purchase 6,000 shares and 126,803 shares held in Mr. Cotton's IRA.

(4) Includes options which were exercisable within sixty (60) days to purchase 6,000 shares, 3,000 restricted shares with respect to which he has voting rights and an aggregate of 705,756 shares owned by CGW Southeast I, Inc. and CGW Southeast II, Inc. as to which Mr. Cravey serves as an officer. Mr. Cravey disclaims ownership of 470,503 of the shares owned by such corporations.

(5) Includes options which were exercisable within sixty (60) days to purchase 6,000 shares, 3,000 restricted shares with respect to which he has voting rights and excludes 16,000 shares held by a charitable foundation of which Mr. Eickhoff is an officer.

(6) Includes options which were exercisable within sixty (60) days to purchase 3,000 shares.

(7) Includes options which were exercisable within sixty (60) days to purchase 6,000 shares and 3,000 restricted shares with respect to which he has voting rights.

(8) Includes options which were exercisable within sixty (60) days to purchase 310,284 shares and 73,662 restricted shares with respect to which he has voting rights.

(9) Includes options which were exercisable within sixty (60) days to purchase 116,000 shares and 3,000 restricted shares with respect to which he has voting rights.

(10) Includes options which were exercisable within sixty (60) days to purchase 6,000 shares, 3,000 restricted shares with respect to which he has voting rights and an aggregate of 705,756 shares owned by CGW Southeast I, Inc., and CGW Southeast II, Inc. as to which Mr. Wahlen serves as an officer. Mr Wahlen disclaims ownership of 470,503 of the shares owned by such corporations.

(11) Includes options which were exercisable within sixty (60) days to purchase 179,396 shares and 38,554 restricted shares with respect to which he has voting rights.

(12) Includes options which were exercisable within sixty (60) days to purchase 50,000 shares and 17,055 restricted shares with respect to which he has voting rights.

(13) Includes options which were exercisable within sixty (60) days to purchase 23,432 shares and 10,000 restricted shares with respect to which he has voting rights.

(14) Includes options which were exercisable within sixty (60) days to purchase 61,015 shares and 35,374 restricted shares with respect to which he has voting rights.

(15) Includes options which were exercisable within sixty (60) days to purchase 204,493 shares, 10,000 restricted shares with respect to which he has voting rights and 1,050 shares held in Mr. Urquhart's IRA.

(16) Includes options which were exercisable within sixty (60) days to purchase 1,107,715 shares and 259,454 restricted shares with respect to which they have voting rights.

                          MANAGEMENT AND REMUNERATION

EXECUTIVE OFFICERS

         Set forth below are the names and ages of all executive officers of the Company as of March 31, 1998. All positions and offices with the Company and principal positions with the Company's subsidiaries held by each such person are also indicated. There are no family relationships between any such officers or between any such officers and any directors. Officers generally are elected annually for one (1) year terms or until their successors are elected and qualified. All executive officers are United States citizens.

                                                    POSITION WITH THE COMPANY AND PRINCIPAL
     NAME (AGE)                                    OCCUPATION DURING THE PAST FIVE (5) YEARS
     ----------                                    -----------------------------------------
 Robert H. Lutz, Jr.*            Chairman of the Board and Chief Executive Officer of the Company.
          (48)

 Robert L. Adair III*            President and Chief Operating Officer of the Company.
          (54)
 Barry L. Edwards                Mr. Edwards serves  as Executive Vice President and Chief  Financial Officer
          (50)                   of the Company (since November 1994). Mr.  Edwards previously served as Vice
                                 President  and  Treasurer  of  Liberty  Corporation,  an  insurance  holding company (1979 to November 1994).

 L. Keith Blackwell              Mr.  Blackwell  serves  as  Senior  Vice  President  (since February  1998),
          (57)                   General  Counsel  and Secretary  (since  January 1994)  of  the  Company and previously served  as  Vice  President of  the  Company  (February  1996  to
                                 February  1998) and General Counsel and Secretary  of AMRESCO Holdings, Inc.
                                 (December 1993). Mr.  Blackwell was  previously an  investor and  consultant
                                 (May 1992 to December 1993).

 Harold E. Holliday, Jr.         Mr. Holliday  serves  as President  -  Commercial  Mortgage Banking  of  the
          (50)                   Company  (since February  1996).  He previously  served  as Chairman  of the
                                 Board and Chief Executive Officer  of Holliday Fenoglio, Inc.  (since August
                                 1994). Mr.  Holliday previously served  as President of Holliday,  Fenoglio,
                                 Dockerty &  Gibson, Inc.,  a mortgage banking  company (for more  than three
                                 (3) years prior to August 1994).

 Randolph E. Brown               Mr. Brown  serves as  President -  Commercial Finance Group  of the  Company
          (37)                   (since February 1998) and  previously served as a Senior Vice President or a
                                 Vice President  of the  Company (April  1995 to  February 1998)  and as  the
                                 Director  or  Business  Development  Coordinator  -  Portfolio  Acquisitions
                                 (March 1993 to April 1995). Prior to  joining the Company, Mr. Brown  served as Senior Vice President  (Department Manager) of NationsBank (January  1991
                                 to March 1993).
 Scott J. Reading                Mr. Reading  serves as President  of AMRESCO Residential Credit  Corporation
          (54)                   (since  August 1995). Mr. Reading  previously served as Managing Director of
                                 Household Financial Services,  Inc., a division of  Household International,
                                 Inc., a diversified financial services company (June 1991 to August 1995).

 Douglas R. Urquhart             Mr. Urquhart  serves as President -  Asset Management (since  February 1998)
          (52)                   and previously served  as Senior Vice President - Asset  Management (January
                                 1994 to February 1998), President of BEI Real Estate Services, Inc. and  BEI
                                 Management,  Inc. (December  1992 to  January 1994);  and  President of  BEI
                                 Asset Managers, Inc. (January 1989 to January 1994).


-----------------

* Messrs. Lutz and Adair are directors of the Company. For additional information concerning those individuals, see "ELECTION OF DIRECTORS - Information Concerning Directors."

EXECUTIVE COMPENSATION SUMMARY

         The following table provides certain summary information concerning compensation paid by the Company and its subsidiaries during each of the last three (3) fiscal years of the Company to or on behalf of Mr. Lutz, the Company's Chief Executive Officer, and each of the four (4) other most highly compensated executive officers of the Company:


                           SUMMARY COMPENSATION TABLE



                                                                    LONG TERM COMPENSATION
                                                                    ------------------------
                                                                                  SECURITIES
                                         ANNUAL COMPENSATION        RESTRICTED    UNDERLYING
     NAME AND PRINCIPAL                  -------------------          STOCK        OPTIONS     ALL OTHER
          POSITION           YEAR      SALARY          BONUS        AWARD(S)(1)     (#)      COMPENSATION
 -------------------------   ----    ---------     -----------     ----------    ---------- --------------
 Robert H. Lutz, Jr.         1997    $650,016      $1,200,000      $441,722      180,000    $  84,693 (2)
    Chairman of the Board    1996     650,016       1,000,000            --           --      110,173 (2)
    and Chief Executive      1995     650,016         700,000       403,849      119,105       81,730 (2)
    Officer

 Robert L. Adair III         1997     415,992         600,000       282,722      120,000       56,045 (3)
    President and Chief      1996     412,000        837,376 (4)         --           --       68,668 (3)
    Operating Officer        1995     387,505         450,000       238,041       68,940       54,769 (3)


 Barry L. Edwards            1997     284,448         550,000       182,055      100,000       39,336 (5)
    Executive Vice           1996     265,233         500,000            --           --       43,921 (5)
    President and Chief      1995     255,642         300,000       161,471       99,245       26,750 (5)
    Financial Officer


 Scott J. Reading            1997     296,250        750,000 (7)     34,285       66,101 (7)   41,969 (8)

    President - AMRESCO      1996     257,372        647,589 (7)    285,226       28,701 (7)    27,925 (8)
    Residential Credit
    Corp. (6)                1995      94,714          50,000        56,875       50,000              --

 Harold E. Holliday, Jr.     1997     293,748         315,000       140,218      125,000      37,275 (10)
    President - Commercial   1996     271,870         299,531            --           --      24,631 (10)
    Mortgage Banking (9)     1995     250,000              --            --           --      19,309 (10)

-----------------


(1) Amounts shown in the table represent the fair market value of the restricted stock on the date of grant. At December 31, 1997, Messrs. Lutz, Adair, Edwards, Reading and Holliday had 50,662, 30,809, 20,554, 35,374 and 5,644 shares of restricted stock, respectively, and, based upon the then stock price of $30.25 per share, such shares of restricted stock had a value of $1,532,526, $931,972, $621,759, $1,070,064 and
      $170,731, respectively. For all restricted stock granted as of the date of this Proxy Statement, twenty percent (20%) of such shares vest, provided such individuals are then employed by the Company, on the first, second, third, fourth and fifth anniversary of the date of grant. In the event that dividends are paid on the Common Stock, such dividends would be payable on such shares of restricted stock.

(2) For 1997, consists of $4,412 paid by the Company in connection with the employees purchase of shares of Common Stock under the AMRESCO, INC. Employee Stock Purchase Plan (the "Stock Purchase Plan") and $80,281 contributed by the Company to the employees 401(k) and retirement savings programs under the AMRESCO, INC. Retirement Savings and Profit Sharing Plan and Trust (the "Retirement Savings Plan"). For 1996, consists of $4,507 under the Stock Purchase Plan and $105,666 under the Retirement Savings Plan. For 1995, consists of $3,154 under the Stock Purchase Plan and $78,576 under the Retirement Savings Plan.

(3) For 1997, consists of $4,013 under the Stock Purchase Plan and $52,032 under the Retirement Savings Plan. For 1996, consists of $2,181 under the Stock Purchase Plan and $66,487 under the Retirement Savings Plan. For 1995, consists of $1,412 under the Stock Purchase Plan and $53,357 under the Retirement Savings Plan.

(4) Includes a $287,376 one-time payment received by Mr. Adair pursuant to the Retention Bonus Plan adopted in connection with the merger of AMRESCO Holdings, Inc. and the Company which was effective December 31, 1993, to secure the continued performance of certain executives through December 31, 1996.

(5) For 1997, consists of $3,183 under the Stock Purchase Plan and $36,153 under the Retirement Savings Plan. For 1996, consists of $1,077 under the Stock Purchase Plan and $42,844 under the Retirement Savings Plan. For 1995, consists of $697 under the Stock Purchase Plan and $26,053 under the Retirement Savings Plan.

(6) Mr. Reading became President of AMRESCO Residential Credit Corporation in August 1995.

(7) Mr. Reading received a cash bonus, restricted stock and stock options under the ARCC Incentive Compensation Program for 1997 and 1996. The ARCC Incentive Bonus Program, which is available to key executives and staff of AMRESCO Residential Credit Corporation, creates a bonus pool equal to twenty percent (20%) of the pre-tax profit of AMRESCO Residential Credit Corporation after certain allocations and charges.

(8) For 1997, consists of $4,412 under the Stock Purchase Plan and $37,557 under the Retirement Savings Plan. For 1996, consists of $2,271 under the Stock Purchase Plan and $25,654 under the Retirement Savings Plan.

(9)   Mr. Holliday became President of Commercial Mortgage Banking in February
      1996.

(10) Consists of amounts contributed or paid under the Retirement Savings Plan for the years 1997, 1996 and 1995, respectively.


OPTION GRANTS DURING 1997 FISCAL YEAR

      The following table provides information related to options granted to the named executive officers during fiscal 1997.

                                                                                           POTENTIAL REALIZABLE
                                                                                             VALUE AT ASSUMED
                                                                                             ANNUAL RATES OF
                                                                                               STOCK PRICE
                                                                                             APPRECIATION FOR
                                    INDIVIDUAL GRANTS                                        OPTION TERM (1)
 ---------------------------------------------------------------------------------------  ---------------------
                                             PERCENT OF
                           NUMBER OF           TOTAL
                           SECURITIES       OPTIONS/SARS     EXERCISE
                           UNDERLYING        GRANTED TO      OR BASE
                          OPTIONS/SARS      EMPLOYEES IN      PRICE
         NAME           GRANTED (#) (2)     FISCAL YEAR     ($/SH) (3)   EXPIRATION DATE         5% ($)     10% ($)
---------------------   ----------------    ------------    -----------  ---------------        ---------   ---------
 Robert H. Lutz, Jr.      180,000   (4)         7.3          $19.875        February 25, 2007   $2,249,82   $5,701,680
 Robert L. Adair III      120,000   (4)         4.9          $19.875        February 25, 2007   1,499,880    3,801,520
 Barry L. Edwards  .      100,000   (4)         4.1          $19.875        February 25, 2007   1,249,900    3,167,600
 Scott J. Reading  .       66,101   (4)         2.7          $19.875        February 25, 2007     826,196    2,093,815
 Harold E. Holliday, Jr   125,000   (4)         5.1          $19.875        February 25, 2007   1,562,375    3,959,500

------------------

(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company's Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, nontransferability or vesting over periods of up to four years.

(2) Reflects options to acquire shares of Common Stock. The Company did not grant stock appreciation rights.

(3) The option exercise price may be paid in shares of Common Stock owned by the executive officer, in cash, or in any other form of valid consideration or a combination of any of the foregoing, as determined by the Stock Option and Bonus Committee in its discretion.

(4) Options become exercisable with respect to 20% of the shares covered thereby on each of February 25, 1997, 1998, 1999, 2000 and 2001. In the event of a Change of Control of the Company, however, any unexercisable portion of the options will become immediately exercisable. The exercise price was equal to the fair market value of the Common Stock on the date of grant.

      OPTION EXERCISES AND FISCAL YEAR-END VALUES

      The following table shows for the Company's Chief Executive Officer and the other executive officers named in the Summary Compensation Table, the number of shares acquired upon the exercise of options during 1997, the amount realized upon such exercise, the number of shares covered by both exercisable and non-exercisable stock options as of December 31, 1997 and the values for "in-the-money" options, based on the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock.


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                         NUMBER OF SECURITIES
                                                        UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-THE-
                           SHARES                       OPTIONS AT DECEMBER 31,     MONEY OPTIONS AT DECEMBER 31,
                        ACQUIRED ON                              1997                         1997 (2)
                        EXERCISE OF        VALUE       ---------------------------- -----------------------------
          NAME            OPTIONS       REALIZED (1)   EXERCISABLE    UNEXERCISABLE  EXERCISABLE     UNEXERCISABLE
 ------------------    ------------     ------------   -----------    -------------  ------------    -------------
  Robert H. Lutz, Jr.      75,000      $1,750,781      200,976        148,129      $5,376,108       $3,962,450
  Robert L. Adair III      27,576         581,589       24,000        123,576         249,000        1,577,589
  Barry L. Edwards          5,000          26,562      154,547        139,698       3,009,411        2,052,940
  Scott J. Reading             --              --       69,661         46,440         977,733          651,815
  Harold E. Holliday, Jr.      --              --       25,000        100,000         259,375        1,037,500

-------------------

(1) Represents the difference between the aggregate exercise price and the aggregate value, based upon the stock price on the date of exercise.

(2) Aggregate market value (based on December 31, 1997 stock price of $30.25 per share) of the shares covered by the options, less aggregate exercise price.


EMPLOYMENT AGREEMENT WITH CHIEF EXECUTIVE OFFICER

      The Board of Directors appointed Mr. Lutz as the Chief Executive Officer of the Company, effective May 31, 1994, pursuant to a three (3) year employment agreement. At its meeting held on May 28, 1997, the Board of Directors extended Mr. Lutz's employment agreement for an additional 3 year period. The agreement provides that Mr. Lutz will receive an annual salary of at least $650,000 and be eligible to participate in the Company's bonus plans in effect from time to time. If the Company terminates Mr. Lutz's employment without cause, or if he terminates his employment because of a breach by the Company, he will be entitled to continue to receive his base salary for the remainder of the term of the agreement. Mr. Lutz has the right to terminate his employment for any reason upon thirty (30) days notice to the Company. The Company may terminate Mr. Lutz' employment for "cause" with no further obligations. "Cause" is defined in the employment agreement as (i) gross neglect of duties thereunder,
(ii) willful misconduct or purposeful actions which directly result in material injury to the Company or (iii) indictment for a felony. Mr. Lutz will be subject to certain restrictions on his ability to compete with or solicit clients from the Company for one (1) year from the date of termination of his employment by the Company for cause or if he terminates his employment for any reason other than a breach by the Company. No stock options or other stock awards were awarded to Mr. Lutz in connection with the extension of his employment agreement.


CHANGE OF CONTROL ARRANGEMENTS

On May 29, 1996, the Company entered into agreements with Robert H. Lutz, Jr., Robert L. Adair III, Barry L. Edwards and certain other officers of the Company (each such agreement being sometimes referred to herein as a "Severance Compensation Agreement"), which agreements provide for compensation arrangements relating to the occurrence of a change of control of the Company. The term of each Severance Compensation Agreement expires April 30, 2001, subject to automatic extension from year to year unless (i) there has been no change of control and (ii) no fewer than thirty (30) days prior to April 30, 2001 or the appropriate April 30 thereafter, the Company has given a notice that it does not wish to extend the Severance Compensation Agreement. The Severance Compensation Agreement requires the Company to pay to the officer, if his employment is terminated within a two (2) year period following a change of control (other than by reason of disability, retirement, voluntary resignation or by the Company for cause), a sum equal to three (3) times the officer's annual compensation for the calendar year immediately preceding the calendar year in which the termination of employment occurs, or such officer's total compensation for the three (3) calendar years ended immediately preceding the calendar year in which the termination occurs, whichever is greater. The Severance Compensation Agreement also provides that (i) all stock options then held by the officer will immediately become exercisable and the officer will become 100% vested in all shares of restricted stock held by or for benefit of the officer notwithstanding any provision to the contrary in any stock option agreement or restricted stock agreement, (ii) the officer's right to exercise any previously unexercised options under any stock option agreement will not terminate until the latest date on which the option granted under such agreement would expire under the terms of such agreement but for the officer's termination of employment and (iii) the Company will continue to provide the officer with medical/dental and related benefits and long-term disability benefits equal to the benefits in effect for the officer at the time of the change of control, at the same cost to the officer as the cost, if any, charged to the officer for those benefits prior to the termination of employment. The Company is required to provide such medical/dental and related benefits for the period from the officer's termination of employment until the earlier of three (3) years from the date of termination of employment or the date the officer obtains employment which provides him with comparable medical/dental and related benefits and/or long term disability benefits.

      On March 20, 1997, the Company entered into letter agreements with Harold
E. Holliday, Jr. and Scott J. Reading in which it agreed that in the event it becomes imminent that there will be a change of control of the Company, such persons would be granted a three (3) year employment agreement providing for a base salary equal to such person's then base salary, employee benefits comparable to those being provided to other senior management, a yearly bonus determined in accordance with the formula and guidelines then applicable to such person and participation in then existing stock option and restricted stock plans then being provided for other senior management. Further, such letter agreement provides that in the event such person's employment is terminated after a change of control of the Company, such person will receive a lump sum payment equal to the sum of the base salary payable through the remaining term of the agreement and the aggregate amount of yearly cash bonuses payable through the remaining term of the agreement, assuming the yearly cash bonus would be equal to the most recent yearly cash bonus paid to such person.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      Decisions on compensation of the Company's executive officers generally are made by the Compensation Committee of the Board of Directors. During 1997, John J. McDonough, Richard L. Cravey, Gerald E. Eickhoff and Edwin A. Wahlen, Jr. served on the Compensation Committee. Mr. McDonough resigned his position on March 4, 1998. No member of the Compensation Committee was employed by the Company during 1997. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board of Directors, except for decisions about awards under the Company's stock option and award plans which are made solely by the Stock Option and Bonus Committee.

      The following addresses the Company's executive officer compensation policies for 1997.

      General. The Company's compensation program is designed to enable the Company to attract, motivate and retain high quality senior management by providing a competitive total compensation opportunity based on performance. To this end, the Company provides for competitive base salaries, annual variable performance incentives payable in cash for the achievement of financial performance goals and long-term stock-based incentives which strengthen the mutuality of interests between senior management and the Company's stockholders.

      The Company's stock option and award and incentive compensation plans are intended to qualify as "performance based" compensation under Section 162(m) of the Code, which compensation is not subject to the $1,000,000 cap. Nevertheless, not all compensation that will be received by executive officers of the Company will qualify as "performance based" compensation. For example, base salary is never performance based. As a result, it is possible that the value of salary, such restricted stock awards and other non-qualifying compensation, could cause an executive officer's compensation to exceed the $1,000,000 cap on deductibility in any particular year.

      Salaries. Mr. Lutz's salary through May 2000 is provided for in an employment agreement that was negotiated on an arms-length basis between the Company and him prior to his employment. The Company utilized the services of a nationally-recognized executive recruiting firm to assist in the identification and engagement of Mr. Lutz. The compensation package provided for in Mr. Lutz's employment agreement reflects the advice of such recruiting firm with respect to the compensation package required to secure the services of an individual with the background and experience of Mr. Lutz, as well as the compensation paid to top executives of other public companies. The executive recruiting firm that assisted in the hiring of Mr. Lutz did not identify in its report the public companies used in its analysis. The material terms of Mr. Lutz's employment agreement is described above under the caption "Employment Agreement with Chief Executive Officer."

      Salaries of other executive officers of the Company were determined based upon the level of responsibility, time with the Company, contribution and performance of the particular executive officer. Evaluation of these factors was subjective, and no fixed or relative weights were assigned to the factors considered.

      Bonus Compensation. Through the use of annual bonuses, the Company seeks to effectively tie executive compensation to Company performance. The Compensation Committee determined during 1997 that bonuses would be paid to Messrs. Robert H. Lutz, Jr., Robert L. Adair, III and Barry L. Edwards, based on various factors, including: (i) the market price of the Common Stock at year end; (ii) the attainment of the Company's annual earnings goals for 1997; and
(iii) the discretion of the Compensation Committee, provided that any such bonus could not exceed four percent (4%) of the Company's pre-tax net income. The Compensation Committee based the discretionary element of such bonuses on the financial performance of the Company and the level of responsibility, contribution and performance of the particular executive officer. The amounts of the bonuses actually paid to Messrs. Lutz, Adair and Edwards are reflected in the Summary Compensation Table.

      The compensation payable to Scott J. Reading and other officers and employees of ARCC was supplemented by the ARCC Incentive Compensation Program. The ARCC Incentive Compensation Program, which is available to key executives and staff of AMRESCO Residential Credit Corporation, creates a bonus pool equal to twenty percent (20%) of the pre-tax profit of AMRESCO Residential Credit Corporation after certain allocations and charges.

      For the remainder of the Company's executive officers, annual bonuses were determined during 1997 in accordance with the Company's 1994 Incentive Program, which was adopted in May 1994. Pursuant to this program, all exempt employees, including executive officers, were eligible to participate in a bonus pool which was funded only if the Company met certain earnings targets. Each participant's individual bonus depended on the Company's evaluation of the individual's performance. All of the executive officers listed in the Summary Compensation Table received a bonus pursuant to this program with respect to services rendered during 1997.

      Option and Restricted Stock Grants. The Company uses grants of stock options and restricted stock to its key employees and executive officers to closely align the interests of such employees and officers with the interests of its stockholders. The Company's stock option and award plans are administered by the Stock Option and Bonus Committee, which determines the persons eligible, the number of shares subject to each grant, the exercise price of options thereof and the other terms and conditions of the option or restricted stock.

      Options granted under the stock option and award plans generally have an exercise price equal to 100% of the market price of the Common Stock on the date that the option is granted, and the term of any option granted cannot exceed ten (10) years. Option grants typically vest over a four (4) year period, subject to continued employment. Beginning in 1997, it was determined that eligible persons would be considered for option grants and restricted stock awards every third year and that, subject to the discretion of the Stock Option and Bonus Committee, such option and restricted stock grants would generally be sufficient to provide appropriate incentives to the recipient for a three (3) year period. Restricted stock which has been granted vests over a period of five (5) years, provided the grantee is an employee on the date of vesting. Generally only key employees (including executive officers) of the Company and its subsidiaries are eligible to receive grants of option or restricted stock under the stock option award plans.

      THE COMPENSATION COMMITTEE

      Richard L. Cravey
      Gerald E. Eickhoff
      Edwin A. Wahlen, Jr.


DIRECTOR COMPENSATION

      During 1997, each of the directors who was not an employee of the Company was granted NQSO's covering 15,000 shares of Common Stock under the AMRESCO, INC. 1997 Stock Option and Award Plan (the "1997 Stock Plan"). Under the 1997 Stock Plan, each non-employee director will receive an automatic grant of NQSO's to purchase 15,000 shares of Common Stock every three (3) years.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During fiscal 1997, the Compensation Committee consisted of Richard L. Cravey, Gerald E. Eickhoff, John J. McDonough and Edwin A. Wahlen, Jr. Mr. McDonough resigned his position on March 4, 1998. Mr. Cravey served as Chairman of the Board and Chief Executive Officer of the Company from December 1993 to May 1994. Mr. Eickhoff served as President and Chief Executive Officer of BEI Holdings, Ltd., a predecessor to the Company.

      The Company loaned $259,312 to Mr. Eickhoff on October 31, 1990 in connection with the termination of the BEI Wealth-Op Plan, a deferred compensation arrangement formerly maintained by the Company for the benefit of Mr. Eickhoff and another officer. In connection with the termination of such arrangement, the life insurance policies maintained by the Company in order to fund its obligations under such plan were surrendered, and the cash value thereof ($259,312) was paid to the Company. Such cash amounts were then loaned by the Company to Mr. Eickhoff for a five (5) year term at an interest rate of 8.5% per annum. Prior to maturity, the loan was renewed and extended on a year-to-year basis. During 1991, an additional $25,000 was loaned to Mr. Eickhoff on the same terms.

      The Company assists Mr. Eickhoff in obtaining and maintaining a split dollar life insurance policy. This policy provides aggregate death benefits of approximately $11,700,000 to Mr. Eickhoff's beneficiaries.

      The Company has agreed to pay the entire premium for Mr. Eickhoff's policy through the premium due for December 2007, regardless of his employment status with the Company. The premiums during 1997 for Mr. Eickhoff's policy were $164,128. A portion of each such premium payment is treated as taxable income to Mr. Eickhoff and the remainder is treated as a loan. The outstanding balance of the loan as of March 31, 1998 (after deduction of the cash surrender value) was approximately $308,000. In addition, any payment of the death benefits described above would be applied to the repayment of such loan.

FIVE-YEAR STOCKHOLDER RETURN COMPARISON

      Set forth below is a line graph comparing, for the five (5)-year period ending December 31, 1997, the yearly percentage change in the cumulative total stockholder return on the Common Stock with that of (i) all U.S. companies quoted on NASDAQ and (ii) financial companies quoted on NASDAQ. The stock price performance shown on the graph below is not necessarily indicative of future price performance.


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

           AMONG AMRESCO, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                         AND THE NASDAQ FINANCIAL INDEX

                             12/92    12/93    12/94    12/95    12/96    12/97
                             -----    -----    -----    -----    -----    -----
AMRESCO, INC.                 $100     $186     $178     $341     $716     $810

NASDAQ STOCK MARKET (U.S.)    $100     $115     $112     $159     $195     $240

NASDAQ FINANCIAL              $100     $116     $117     $170     $218     $334


    $100 INVESTED ON 12/31/92 IN STOCK OR INDEX
    INCLUDING REINVESTMENT OF DIVIDENDS.
    FISCAL YEAR ENDING DECEMBER 31.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         The Company loaned $213,941 to Mr. Cotton on October 31, 1990 in connection with the termination of the BEI Wealth-Op Plan, a deferred compensation arrangement formerly maintained by the Company for the benefit of Mr. Cotton and another officer. In connection with the termination of such agreement, the life insurance policies maintained by the Company in order to fund its obligations under such plan were surrendered, and the cash value thereof ($213,941) was paid to the Company. Such cash amounts were then loaned by the Company to Mr. Cotton for a five (5) year term at an interest rate of 8.54%. Prior to maturity, the loan was renewed and extended on a year-to-year basis.

         The Company assists Mr. Cotton in obtaining and maintaining a split dollar life insurance policy. This policy provides aggregate death benefits of approximately $12,700,000 to Mr. Cotton's beneficiaries. The Company has agreed to pay the entire premium for Mr. Cotton's policy through the premium due for October 2006, regardless of his employment status with the Company. The premiums during 1997 for Mr. Cotton's policy were $294,884. A portion of each such premium payment is treated as taxable income to Mr. Cotton and the remainder is treated as a loan. The outstanding balance of the loan as of March 31, 1998 (after deduction of the cash surrender value) was approximately $256,000. In addition, any payment of the death benefits described above would be applied to the repayment of such loan.


                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it with respect to fiscal 1997, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and persons owning more than 10% of the Company's equity securities have been complied with, except that Gerald E. Eickhoff, Bruce W. Schnitzer, Barry L. Edwards, Harold E. Holliday, Jr. and Scott J. Reading, directors or executive officers of the Company, each filed one late report covering separate transactions.


                PROPOSAL II--APPOINTMENT OF INDEPENDENT AUDITORS

         Upon the recommendation of the Audit Committee, the Board of Directors has approved the appointment of Deloitte & Touche LLP, as independent auditors for the year ending December 31, 1998. Deloitte & Touche LLP has served as the Company's independent auditors since March 15, 1994. Approval of the appointment by the stockholders will require the affirmative vote of a majority of shares present in person or by proxy at the Annual Meeting.

         A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting. Such representative will be given the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

                                 OTHER BUSINESS

         Management does not presently know of any matters which may be presented for action at the Annual Meeting other than those set forth herein. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxies solicited by management to exercise their discretionary authority to vote the shares represented by all effective proxies on such matters in accordance with their best judgment.

         If you do not expect to be personally present at the Annual Meeting, please fill in, date and sign the enclosed proxy card and return it promptly in the enclosed return envelope which requires no additional postage if mailed in the United States.


                   DATE FOR RECEIPT OF STOCKHOLDERS PROPOSAL

         Any proposal which a stockholder may wish to have included in the Company's Proxy Statement for the Annual Meeting of Stockholders to be held in 1999, in accordance with Rule 14a-8 of the proxy rules of the Securities and Exchange Commission, must be received by the Company by December 18, 1998.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING, FINANCIAL STATEMENTS AND SCHEDULES, BUT NOT INCLUDING EXHIBITS, WILL BE FURNISHED AT NO CHARGE TO EACH PERSON TO WHOM A PROXY STATEMENT IS DELIVERED UPON RECEIPT OF A WRITTEN OR ORAL REQUEST OF SUCH PERSON ADDRESSED TO AMRESCO, INC., ATTN: TOM ANDRUS, VICE PRESIDENT, 700 NORTH PEARL STREET, SUITE 2400, DALLAS, TEXAS 75201 (TELEPHONE: (214) 953-7700).


                                        By Order of the Board of Directors

                                        /s/  L. KEITH BLACKWELL

                                        L. Keith Blackwell
                                        Senior Vice President, General Counsel
                                        and Secretary


April 17, 1998

-------------------------------------------------------------------------------

                                 AMRESCO, INC.
                       700 NORTH PEARL STREET, SUITE 2400
                              DALLAS, TEXAS 75201

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert H. Lutz, Jr., Robert L. Adair III, and L. Keith Blackwell as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of AMRESCO, INC. held of record by the undersigned on March 23, 1998 at the annual meeting of stockholders to be held on May 18, 1998 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE PROPOSALS. PLEASE REVIEW CAREFULLY THE PROXY STATEMENT DELIVERED WITH THE PROXY.

(Continued and to be dated and signed on the reverse side.)

                                             AMRESCO, INC.
                                             P. O. BOX 11221
                                             NEW YORK, N.Y. 10203-0221

HARDING & HEAL, INC.  PROOF #1  3/31/98 1310    CUST. THE BANK OF NEW YORK   FILE NAME 64319 AMRESCO PROXY
ATTN: JAMES DIMINO

---------------------------------------------------------------------------------------------------------------------------------

     [    ]

1. Election of Directors      FOR all nominees    [X]       WITHHOLD AUTHORITY to vote    [X]       *EXCEPTIONS    [X]
                              listed below                  for all nominees listed below

Nominees: James P. Cotton, Jr., Edwin a. Whalen, Jr. and Amy J. Jorgensen as directors for a term of three years and until their successors are elected and qualified.  (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)
*Exceptions
            ---------------------------------------------------------------------------------------------------------------

2. Proposal to ratify the appointment of Deloitte &         The Proxies are authorized to vote, in their discretion, upon
   Touche LLP as the independent auditors of the            such other business as may properly come before the meeting.
   of the Company to audit the accounts of the Company
   for the fiscal year ended December 31, 1998.

   FOR     [X]     AGAINST    [X]      ABSTAIN    [X]


                                                                                               Change of Address and    [X]
                                                                                               or Comments Mark Here


                                                                      Please sign exactly as name appears below. When
                                                                      shares are held by joint tenants, both should sign.
                                                                      When signing as attorney, executor, administrator,
                                                                      trustee or guardian, please give full title as such.
                                                                      If a corporation, please sign in full corporation
                                                                      name by the President or other authorized officer. If
                                                                      a partnership, please sign in partnership name by an
                                                                      authorized person.

                                                                      Dated: ________________________________________, 1998


                                                                      ----------------------------------------------------
                                                                                           Signature


                                                                      ----------------------------------------------------
                                                                                   Signature, if held jointly

                                                                      VOTE MUST BE INDICATED (X) IN BLACK OR BLUE INK.  [ ]
PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

---------------------------------------------------------------------------------------------------------------------------------